UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2019

Wells Fargo

Multi-Sector Income Fund (ERC)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Multi-Sector Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Multi-Sector Income Fund for the 12-month period that ended October 31, 2019. After the first few months of the period featured high volatility and yielded minimal returns, U.S. investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade stare downs, and simmering geopolitical tensions.

Overall, both fixed-income and equity investors enjoyed healthy returns despite market volatility. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 14.33% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.27%. The MSCI EM Index (Net)3 gained 11.86%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 11.51%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 7.84%, the Bloomberg Barclays Municipal Bond Index6 gained 9.42%, and the ICE BofAML U.S. High Yield Index7 added 8.32%.

Investors confronted unsettling events during the fourth quarter of 2018.

During the fourth quarter of 2018, investors grew concerned about the pace and sustainability of the global economic expansion. The U.S. Bureau of Economic Analysis reported third-quarter U.S. gross domestic product (GDP) was 3.4% on an annualized basis, which was down from the second-quarter rate. A partial U.S. government shutdown occurred, which extended into January 2019. Brexit efforts stalled, causing uncertainty for the eurozone. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. Even as indicators suggested growth was restrained, the U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50%. Many observers expressed concerns that higher rates could slow the economy further.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Multi-Sector Income Fund

Letter to shareholders (unaudited)

The market climbs a wall of worry.

Investment returns early in 2019 appeared to reaffirm the adage that markets climb a wall of worry as the new year began. The S&P 500 Index gained 8.01% in January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The U.S. Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, a slower rate than reported for the prior two quarters. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP grew at an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Halfway through 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that had plagued investors for months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no signs of compromise on the horizon. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September 2019 saw the Fed join other central banks in cutting interest rates. Manufacturing data in the U.S., as reported by the Institute for Supply Management, disappointed investors. The U.S. House of Representatives announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit

“ In February 2019, signs of slowing global growth grew more ominous.”

Wells Fargo Multi-Sector Income Fund  |  3

Letter to shareholders (unaudited)

“ The Fed lowered interest rates another quarter point in late October, its third rate cut in four months.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

In October 2019, a relaxing of U.S.-China trade tensions and renewed optimism for a U.K. Brexit deal combined with positive macroeconomic data to support financial markets overall. The initial estimate of U.S. third-quarter GDP growth, announced in late October, was a resilient 1.9% annualized rate while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Multi-Sector Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders

∎

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open-market transactions during the period beginning January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

∎

The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Wells Fargo Multi-Sector Income Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Strategy summary

The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 30%-70% of its total assets to a sleeve consisting of noninvestment-grade (high yield) corporate debt, including floating-rate high yield bank loan securities; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment grade corporate bonds.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International), Limited

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Michael Lee

Niklas Nordenfelt, CFA®‡

Alex Perrin

Phillip Susser

Lauren van Biljon, CFA®‡

Peter Wilson

Noah Wise, CFA®‡

Average annual total returns (%) as of October 31, 20191

	1 year	5 year	10 year

Based on market value	20.91	7.52	8.33

Based on net asset value (NAV)	11.34	5.72	7.39

Multi-Sector Income Blended Index[2]	10.32	3.99	5.36

Bloomberg Barclays Credit Bond Index[3]	14.88	4.43	5.32

Bloomberg Barclays U.S. Securitized Index[4]	8.98	2.72	3.28

ICE BofAML U.S. Cash Pay High Yield Index[5]	8.36	5.17	7.66

ICE BofAML U.S. High Yield Constrained Index[6]	8.32	5.18	7.67

J.P. Morgan GBI-EM Global Diversified Composite Index[7]	15.59	0.82	2.67

J.P. Morgan Global Government Index (ex U.S.)[8]	9.27	1.75	1.40

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2019, was 2.29% which includes 1.32% of interest expense.

Comparison of NAV vs. market value[9]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy back its shares from investors upon request.

Please see footnotes on page 10.

6  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 20.91% for the 12-month period that ended October 31, 2019. During the same period, the Fund’s return based on its net asset value (NAV) was 11.34%. Based on its NAV based returns, the Fund outperformed the Multi-Sector Income Blended Index, which gained 10.32% over the same period.

Market conditions were aided by supportive central bank policies during the period.

During the reporting period, U.S. investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index10, outperformed U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index11, by approximately 250 basis points (bps; 100 bps equal 1.00%). Negative performance in November and December 2018 was more than offset by spread tightening in 2019 as the U.S. Federal Reserve (Fed) pivoted to a more dovish stance.

Most securitized sectors also outperformed U.S. Treasuries, with non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) outperforming U.S. Treasury bonds with the same duration by 150 bps and 59 bps, respectively. Non-agency collateralized mortgage obligation (CMO) performance during the period was also positive, with mezzanine bonds performing particularly well as consumer fundamentals remain strong. Performance within the mezzanine CMBS sector was also very strong, outperforming Treasuries of the same duration by 315 bps. Agency MBS modestly underperformed Treasuries, with spreads coming under pressure due to increased prepayment and supply concerns.

During the period, high-yield bonds returned 8.32%, as measured by the ICE BofAML U.S. High Yield Constrained Index, with a meaningful decline in November–December 2018 followed by a strong 2019 rally with positive returns in every month except May 2019. Spread widening over the period was more than offset by a decline in Treasury yields. The market was supported by solid and consistent gross domestic product growth, modest issuance over the past several years, and a relatively low default rate. Given the strong performance of Treasuries and spread widening, it is not surprising that higher-quality BB-rated bonds outperformed lower-quality bonds during the period. Indeed, lower-quality CCC-rated bonds had a negative return for the year. Loans returned 2.61%, as measured by the Credit Suisse Leveraged Loan Index12. Loans make up a portion of the high-yield sleeve and were a drag on overall performance.

There were strong gains among fixed-income assets across emerging markets over the reporting period, with increased monetary accommodation from core market central banks prompting a number of smaller central banks to follow suit. The slower pace of global growth, teamed with muted inflationary pressures, has been highly supportive for fixed income. It’s worth noting that emerging market bonds significantly outperformed emerging market currencies over the past year. The former are responsible for the bulk of overall gains while the latter has traded with a sideways bias.

While the Fund maintained its tilt toward higher-yielding emerging markets, there were several changes to positioning. Positions in Australia, New Zealand, and India were sold after a period of strong gains drove yields to less attractive levels. The proceeds were used to build exposure to Romania and Russia. Changes to interest rate positioning were echoed at the currency level.

Ten largest holdings (%) as of October 31, 2019[13]

Malaysia, 4.23%, 6-30-2031	3.21

Mexico, 8.50%, 5-31-2029	2.88

Romania, 3.25%, 4-29-2024	2.61

Indonesia, 8.38%, 9-15-2026	2.12

Colombia, 7.50%, 8-26-2026	1.84

Indonesia, 8.25%, 5-15-2029	1.70

Russia, 6.90%, 5-23-2029	1.60

Russia, 6.50%, 2-28-2024	1.53

Mexico, 5.75%, 3-5-2026	1.43

Republic of Peru, 6.35%, 8-12-2028	1.41

Credit quality as of October 31, 2019[14]

Please see footnotes on page 10.

Wells Fargo Multi-Sector Income Fund  |  7

Performance highlights (unaudited)

Contributors to performance included allocations to corporate bonds and higher-rated high-yield bonds as well as select countries.

Within the mortgage and corporate bond sleeve of the Fund, an overweight to corporate sectors contributed to relative performance, with finance and industrial sectors performing best. Securitized holdings also contributed. Lower-rated CMBS and residential MBS holdings were the largest contributors. AAA-rated CMBS and ABS were more modest contributors.

Within the Fund’s high-yield portfolio sleeve, rating allocation contributed to performance during the period. Less-than-market exposure to lower-quality CCC-rated credits and exposure to BBB-rated bonds added to relative performance. Compared with the broader high-yield market, the Fund benefited from less exposure to the energy exploration and production sector. Similarly, the lack of exposure to the metals and mining sectors contributed to relative performance. Fund holdings within the exploration and production sector also performed well on a relative basis.

Within the Fund’s allocation to international and emerging market bonds, yields in a number of bond markets moved significantly lower over the reporting period, but the gains seen in Brazil, Mexico, and India were particularly strong. At the currency level, exposure to the Indonesian rupiah and Mexican peso performed well.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

Select securities and sector allocations detracted from performance.

The Fund’s mortgage/corporate credit sleeve holdings in certain agency MBS and CMBS positions modestly detracted from performance during the period due to security-specific prepayment and ratings changes.

Within the high-yield sleeve, sector allocation was modestly negative for the one-year period that ended October 31, 2019. Exposure to the banking, gaming and transportation, cable/satellite, health care, and information technology sectors all detracted from relative performance as those sectors lagged in return relative to the broader high-yield market.

Within international and emerging market bonds, the Brazilian real and Colombian peso underperformed over the reporting period and were a drag on performance. The Romanian bond market lagged its peers.

The Fund’s respective management teams have a mixed outlook on the market, seeing risks as well as opportunities.

The Fund’s mortgage and corporate bond sleeve’s management team agrees with the notion that current trade tensions threaten growth in the U.S. and abroad. This is based on the belief that the resilient U.S. consumer, aided by a solid job market, can continue to keep the overall economy out of recession, though some industries likely will continue to suffer from a combination of tariffs and uncertainty. It is likely, however, that the margin for error has eroded. Additional negative shocks could presage the end of this long-running expansion.

On a fundamental basis, credit metric trends deteriorated a bit as revenue and cash flow measures decelerated while leverage remained elevated. Profit margins remained at healthy levels. From a valuation perspective, the team believes current spread levels represent decent carry but with modest additional narrowing potential. The low absolute level of rates globally makes U.S. dollar bonds—and corporates, in particular—attractive to overseas buyers, providing an important source of support. The team thinks the BBB-rated category continues to offer good relative value. The mortgage and corporate bond sleeve’s management team still views financials as a better risk/reward proposition than industrials despite recent outperformance.

Within securitized sectors, the management team is focused on seasoned BBB-rated and A-rated CMBS conduit securities with lower retail property type concentrations and strong credit metrics.

Approximately 61% of the mortgage/corporate bond sleeve’s exposure is in corporate credit and around 34% is in fixed-rate and floating-rate mortgage securities. The largest industry exposures in the credit sector include insurance, energy, banking, and information technology companies.

The team for the Fund’s high-yield sleeve believes economic fundamentals are on solid footing, with a healthy consumer offsetting lower business investment in the economy. Economic conditions are benefiting from a strong labor market, giving consumers confidence to increase their spending. Meanwhile, uncertainty over trade and tariffs have delayed business investment. Absent something unexpected, we believe these conditions combined with accommodative central banks will continue and provide a solid backdrop for high-yield bond performance in the coming year. This view would be challenged by detrimental developments with trade policy or other policy changes as a result of the 2020 presidential election.

8  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)

Effective maturity distribution as of October 31, 2019[15]

Country allocation as of October 31, 2019[15]

To that end, we think the market will continue to focus on U.S.-China trade and Fed monetary policy. As such, our outlook is unusually dependent on White House and Fed policies. If you take the view that the administration is committed to seeing fundamental changes to China and trade between the U.S. and China, then risk assets are likely on a long and challenging road as we think China may be reluctant to make such changes. On the other hand, to the extent you view more limited changes to the trading relationship between the U.S. and China to be acceptable to the White House, we believe there is significant room for a deal to be reached. The proposed phase one trade deal mirrors this more limited approach. To the extent that the phase one deal is completed and is designed to remain in place for some time, we believe it would likely prompt a positive reaction from risk assets. The Fed has been relatively aggressive, cutting rates three times and buying government debt through its overnight repo operations. These actions have been very supportive of risk assets and, absent meaningful increases in inflation, we expect the Fed to continue its accommodative stance.

Over the longer term, most asset classes are richly valued based on historical measures, and we expect that, at some point in the future, there may be a better entry point to buy most asset classes, including high-yield bonds. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned downside risks of potential price declines. With a benign default outlook, stable economy, and accommodative Fed, we believe that high-yield bonds should continue to perform well on a relative basis, though idiosyncratic or individual bond risk is high. The team leans toward spreads remaining flat from these levels in the short run before ultimately widening—potentially significantly—in the mid- to longer term.

Over a full cycle, the high-yield sleeve’s management team believes the best way to insulate the Fund from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Within international and emerging market bonds, market sentiment has been volatile in recent quarters, with trade talks and geopolitics continuing to generate headlines. A key factor for the quarters ahead will be whether global growth can stabilize or whether weakness in manufacturing spreads into consumer spending. A comprehensive agreement between the U.S. and China could be a catalyst for a period of emerging market currency outperformance.

Please see footnotes on page 10.

Wells Fargo Multi-Sector Income Fund  |  9

Performance highlights (unaudited)

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. Effective October 15, 2019, the ICE BofAML U.S. High Yield Constrained Index replaced the ICE BofAML U.S. Cash Pay High Yield Index in order to better match the Fund’s investment strategy. The Multi-Sector Income Blended Index is composed of 60% ICE BofAML U.S. High Yield Constrained Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). Prior to October 15, 2019, the Multi-Sector Income Blended Index was composed of 60% ICE BofAML U.S. Cash Pay High Yield Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.

[3]

The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset- Backed Securities Index. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.

[5]

The ICE BofAML U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. You cannot invest directly in an index.

[6]

The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[7]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

[8]

The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[9]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[10]

The Bloomberg Barclays U.S. Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[12]

The Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. You cannot invest directly in an index.

[13]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[15]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

10  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 1.33%
FHLMC (5 Year Treasury Constant Maturity +2.07%) ±	3.54%	9-1-2032	$676,535	$703,406
FHLMC	8.50	7-1-2028	22,981	26,045
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	4.79	2-1-2037	133,621	141,331
FHLMC Series 196 Class A (1 Month LIBOR +0.80%) ±	2.72	12-15-2021	517	497
FHLMC Series 2011-K16 Class B 144A±±	4.61	11-25-2046	1,000,000	1,044,712
FHLMC Series 2012-K17 Class B 144A±±	4.33	12-25-2044	675,000	702,086
FHLMC Series 2012-K18 Class B 144A±±	4.25	1-25-2045	810,000	842,097
FHLMC Series 2013-K30 Class B 144A±±	3.56	6-25-2045	700,000	732,032
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	2.37	12-15-2031	14,470	14,487
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	2.32	2-15-2033	41,145	40,748
FHLMC Series 3987 Class CI (c)	3.50	6-15-2026	4,805,320	233,210
FHLMC Series K007 Class X1 ±±(c)	1.03	4-25-2020	574,423	1,002
FHLMC Series K016 Class X1 ±±(c)	1.48	10-25-2021	323,486	8,006
FHLMC Series K020 Class X1 ±±(c)	1.39	5-25-2022	6,154,971	183,952
FNMA (6 Month LIBOR +1.64%) ±	4.14	9-1-2037	35,810	37,091
FNMA	6.00	4-1-2033	55,795	57,667
FNMA	7.50	2-1-2030	16,661	16,734
FNMA	7.50	9-1-2030	22,145	22,279
FNMA Series 1996-46 Class FA (1 Month LIBOR +0.50%) ±	2.32	8-25-2021	351	344
FNMA Series 1997-20 Class IO ±±(c)	1.84	3-25-2027	252,391	6,447
FNMA Series 2001-25 Class Z	6.00	6-25-2031	65,956	72,844
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	2.42	7-25-2031	3,398	3,434
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	2.32	6-25-2031	3,421	3,444
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	2.28	12-18-2032	23,179	23,241
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	2.37	1-25-2033	5,722	5,774
FNMA Series G91-16 Class F (1 Month LIBOR +0.45%) ±	2.27	6-25-2021	1,164	1,167
FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	2.87	3-25-2022	7,326	7,379
GNMA ±±(c)	1.67	4-20-2069	9,947,769	427,607
GNMA	6.50	6-15-2028	18,083	20,025

Total Agency Securities (Cost $5,120,072)				5,379,088

Asset-Backed Securities: 0.74%
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	135,236	137,377
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	2.48	10-25-2032	118,939	119,404
Countrywide Asset Backed Certificates Series 2003-5 Class AF5	5.12	2-25-2034	73,985	74,036
CVS Pass-Through Trust Series T	6.04	12-10-2028	430,349	484,727
Exeter Automobile Receivables Trust Series 15-3A Class D 144A	6.55	10-17-2022	500,000	508,210
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	1,044,963
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	2.62	12-25-2031	9,047	8,970
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	170,000	171,107
Saxon Asset Securities Trust Series 2002-1 Class AF5	5.62	12-25-2030	104,605	108,884
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.34	2-25-2028	29,818	29,729
Structured Asset Securities Corporation Series 2002-9 Class A2 (1 Month LIBOR +0.60%) ±	2.32	10-25-2027	27,144	27,075
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.04	10-25-2027	273,401	274,216

Total Asset-Backed Securities (Cost $2,951,961)				2,988,698

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  11

Portfolio of investments—October 31, 2019

			Shares	Value
Common Stocks: 0.34%

Energy: 0.34%

Energy Equipment & Services: 0.34%
Bristow Group Incorporated (a)‡			72,438	$1,389,651

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	807

Total Common Stocks (Cost $2,401,820)				1,390,458

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 70.65%

Communication Services: 12.06%

Diversified Telecommunication Services: 0.80%
AT&T Incorporated	4.00%	1-15-2022	$750,000	782,908
Level 3 Financing Incorporated	5.13	5-1-2023	975,000	987,188
Level 3 Financing Incorporated	5.38	8-15-2022	252,000	252,945
Level 3 Financing Incorporated	5.38	1-15-2024	700,000	713,125
Level 3 Financing Incorporated	5.63	2-1-2023	500,000	505,000

				3,241,166

Entertainment: 0.44%
Live Nation Entertainment Incorporated 144A	4.75	10-15-2027	50,000	52,130
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	1,400,000	1,449,000
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	250,000	266,250

				1,767,380

Media: 9.05%
CCO Holdings LLC 144A	4.00	3-1-2023	100,000	101,750
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	156,938
CCO Holdings LLC	5.13	2-15-2023	100,000	102,125
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	474,188
CCO Holdings LLC	5.25	9-30-2022	1,250,000	1,267,188
CCO Holdings LLC 144A	5.38	5-1-2025	3,550,000	3,683,125
CCO Holdings LLC 144A	5.50	5-1-2026	215,000	226,556
CCO Holdings LLC	5.75	9-1-2023	50,000	51,000
CCO Holdings LLC 144A	5.75	2-15-2026	3,375,000	3,564,000
CCO Holdings LLC 144A	5.88	4-1-2024	1,250,000	1,303,125
Charter Communications Operating LLC	5.05	3-30-2029	675,000	761,355
CSC Holdings LLC 144A	5.38	7-15-2023	1,395,000	1,429,847
CSC Holdings LLC 144A	5.38	2-1-2028	425,000	449,438
CSC Holdings LLC 144A	5.50	5-15-2026	1,275,000	1,343,531
CSC Holdings LLC 144A	7.75	7-15-2025	2,030,000	2,177,175
Diamond Sports Group LLC 144A	5.38	8-15-2026	175,000	182,656
Diamond Sports Group LLC 144A	6.63	8-15-2027	175,000	180,250
DISH Network Corporation	3.38	8-15-2026	1,300,000	1,215,580
Gray Television Incorporated 144A	5.13	10-15-2024	450,000	466,313
Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	4,073,671
Gray Television Incorporated 144A	7.00	5-15-2027	325,000	355,638
Interpublic Group of Companies	4.00	3-15-2022	750,000	779,458
Lamar Media Corporation	5.38	1-15-2024	375,000	384,304

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Media (continued)
Lamar Media Corporation	5.75%	2-1-2026	$100,000	$105,875
National CineMedia LLC 144A	5.88	4-15-2028	1,500,000	1,576,650
National CineMedia LLC	6.00	4-15-2022	1,900,000	1,919,190
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	1,025,000	1,039,094
Nexstar Escrow Incorporated 144A	5.63	7-15-2027	150,000	158,205
Nielsen Finance LLC 144A	5.00	4-15-2022	1,725,000	1,733,660
Outfront Media Capital Corporation	5.63	2-15-2024	20,000	20,525
Outfront Media Capital Corporation	5.88	3-15-2025	775,000	800,188
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,200,000	1,892,000
Scripps Escrow Incorporated 144A	5.88	7-15-2027	100,000	102,470
The E.W. Scripps Company 144A	5.13	5-15-2025	2,460,000	2,493,825

				36,570,893

Wireless Telecommunication Services: 1.77%
Sprint Capital Corporation	6.88	11-15-2028	175,000	189,875
Sprint Capital Corporation	8.75	3-15-2032	975,000	1,188,896
Sprint Communications Incorporated	7.00	8-15-2020	225,000	231,788
Sprint Spectrum Company 144A	5.15	9-20-2029	750,000	816,518
T-Mobile USA Incorporated	4.00	4-15-2022	650,000	670,937
T-Mobile USA Incorporated	4.50	2-1-2026	125,000	128,906
T-Mobile USA Incorporated	4.75	2-1-2028	425,000	447,844
T-Mobile USA Incorporated	5.13	4-15-2025	425,000	441,596
T-Mobile USA Incorporated	5.38	4-15-2027	1,500,000	1,612,500
T-Mobile USA Incorporated	6.00	3-1-2023	300,000	305,625
T-Mobile USA Incorporated	6.38	3-1-2025	975,000	1,011,767
T-Mobile USA Incorporated	6.50	1-15-2024	80,000	83,100

				7,129,352

Consumer Discretionary: 9.00%

Auto Components: 1.63%
Allison Transmission Incorporated 144A	4.75	10-1-2027	650,000	664,625
Allison Transmission Incorporated 144A	5.00	10-1-2024	2,250,000	2,306,250
Allison Transmission Incorporated 144A	5.88	6-1-2029	400,000	431,000
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,968,638
Cooper Tire & Rubber Company	8.00	12-15-2019	600,000	603,000
Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	489,060
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	125,000	132,150

				6,594,723

Distributors: 0.62%
IAA Spinco Incorporated 144A	5.50	6-15-2027	1,300,000	1,392,820
LKQ Corporation	4.75	5-15-2023	1,075,000	1,096,156

				2,488,976

Diversified Consumer Services: 1.72%
Carriage Services Incorporated 144A	6.63	6-1-2026	1,025,000	1,066,000
Service Corporation International	4.63	12-15-2027	650,000	679,250
Service Corporation International	5.38	5-15-2024	100,000	103,125
Service Corporation International	7.50	4-1-2027	3,400,000	4,148,000
Service Corporation International	8.00	11-15-2021	850,000	935,000

				6,931,375

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  13

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Hotels, Restaurants & Leisure: 1.60%
CCM Merger Incorporated 144A	6.00%	3-15-2022	$3,698,000	$3,785,828
Hilton Domestic Operating Company Incorporated 144A	4.88	1-15-2030	100,000	106,250
Hilton Domestic Operating Company Incorporated	5.13	5-1-2026	425,000	446,250
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	1,875,000	1,978,125
Yum! Brands Incorporated 144A	4.75	1-15-2030	150,000	157,313

				6,473,766

Internet & Direct Marketing Retail: 0.19%
Expedia Incorporated	5.95	8-15-2020	750,000	772,201

Multiline Retail: 0.15%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	614,889

Specialty Retail: 2.52%
Advance Auto Parts Incorporated	4.50	1-15-2022	600,000	625,241
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,175,000	1,216,125
Group 1 Automotive Incorporated	5.00	6-1-2022	200,000	202,310
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	1,500,000	1,537,500
Lithia Motors Incorporated 144A	5.25	8-1-2025	945,000	989,888
Penske Auto Group Incorporated	3.75	8-15-2020	540,000	542,700
Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	2,209,125
Penske Auto Group Incorporated	5.75	10-1-2022	1,155,000	1,169,438
Sonic Automotive Incorporated	5.00	5-15-2023	849,000	861,735
Sonic Automotive Incorporated	6.13	3-15-2027	775,000	802,125

				10,156,187

Textiles, Apparel & Luxury Goods: 0.57%
The William Carter Company 144A	5.63	3-15-2027	825,000	879,656
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,411,000	1,428,638

				2,308,294

Consumer Staples: 1.03%

Beverages: 0.17%
Cott Beverages Incorporated 144A	5.50	4-1-2025	675,000	703,688

Food Products: 0.62%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	500,000	525,000
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	175,000	183,969
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,305,000	1,353,938
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	150,000	160,728
Prestige Brands Incorporated 144A	6.38	3-1-2024	280,000	292,250

				2,515,885

Household Products: 0.07%
Central Garden & Pet Company	5.13	2-1-2028	225,000	231,143
Spectrum Brands Incorporated	5.75	7-15-2025	50,000	52,125

				283,268

Tobacco: 0.17%
Reynolds American Incorporated	6.88	5-1-2020	650,000	664,702

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Energy: 13.98%

Energy Equipment & Services: 2.62%
Diamond Offshore Drilling Incorporated	4.88%	11-1-2043	$1,325,000	$674,094
Era Group Incorporated	7.75	12-15-2022	2,350,000	2,361,750
Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	1,287,310
Hilcorp Energy Company 144A	5.75	10-1-2025	1,875,000	1,673,438
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	295,750
NGPL PipeCo LLC 144A	4.38	8-15-2022	350,000	363,389
NGPL PipeCo LLC 144A	7.77	12-15-2037	1,135,000	1,462,496
Oceaneering International Incorporated	6.00	2-1-2028	1,725,000	1,595,625
USA Compression Partners LP	6.88	4-1-2026	850,000	858,500

				10,572,352

Oil, Gas & Consumable Fuels: 11.36%
Antero Midstream Partners LP 144A	5.75	1-15-2028	650,000	482,625
Apache Corporation	4.38	10-15-2028	750,000	744,404
Archrock Partners LP 144A	6.88	4-1-2027	500,000	516,200
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	797,268
Buckeye Partners LP	5.85	11-15-2043	1,400,000	1,209,470
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	1,000,000	950,000
Carrizo Oil & Gas Incorporated	6.25	4-15-2023	350,000	325,500
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	900,000	969,750
Cheniere Energy Partners LP 144A	4.50	10-1-2029	400,000	408,500
Cheniere Energy Partners LP	5.25	10-1-2025	3,925,000	4,062,375
Cheniere Energy Partners LP	5.63	10-1-2026	300,000	316,875
Denbury Resources Incorporated	6.38	12-31-2024	802,000	434,447
Denbury Resources Incorporated 144A	7.75	2-15-2024	1,123,000	825,405
Denbury Resources Incorporated 144A	9.00	5-15-2021	800,000	700,000
Denbury Resources Incorporated 144A	9.25	3-31-2022	676,000	554,320
El Paso LLC	6.50	4-1-2020	750,000	763,031
Energy Transfer Partners LP	5.20	2-1-2022	750,000	789,671
EnLink Midstream Partners LP	4.40	4-1-2024	3,200,000	3,000,000
EnLink Midstream Partners LP	4.85	7-15-2026	600,000	549,000
EnLink Midstream Partners LP	5.38	6-1-2029	50,000	44,375
Gulfport Energy Corporation	6.00	10-15-2024	1,250,000	803,125
Indigo Natural Resources LLC 144A	6.88	2-15-2026	400,000	364,000
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	781,950
Kinder Morgan Incorporated	6.50	9-15-2020	285,000	295,631
Kinder Morgan Incorporated	7.42	2-15-2037	800,000	1,011,741
MPLX LP 144A	6.38	5-1-2024	450,000	472,587
Murphy Oil Corporation	4.20	12-1-2022	1,250,000	1,271,875
Murphy Oil Corporation	4.75	9-15-2029	75,000	78,281
Murphy Oil Corporation	5.75	8-15-2025	185,000	187,547
Murphy Oil Corporation	6.88	8-15-2024	850,000	896,614
Nabors Industries Incorporated	0.75	1-15-2024	1,425,000	902,470
Nabors Industries Incorporated	4.63	9-15-2021	750,000	695,625
Phillips 66	4.30	4-1-2022	625,000	660,383
Pioneer Natural Resources Company	3.95	7-15-2022	750,000	782,160
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	2,625,000	2,669,092
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,974,000	2,082,767
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	265,500
Rose Rock Midstream LP	5.63	7-15-2022	1,300,000	1,314,326
Rose Rock Midstream LP	5.63	11-15-2023	825,000	843,563
SemGroup Corporation	6.38	3-15-2025	3,425,000	3,549,156
SemGroup Corporation	7.25	3-15-2026	1,000,000	1,080,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  15

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Southern Star Central Corporation 144A	5.13%	7-15-2022	$925,000	$936,387
Southwestern Energy Company	7.50	4-1-2026	400,000	351,036
Southwestern Energy Company	7.75	10-1-2027	400,000	344,000
Summit Midstream Holdings LLC	5.75	4-15-2025	225,000	174,375
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	3,850,000	3,744,125
Ultra Resources Incorporated 144A	7.13	4-15-2025	2,425,000	242,500
Whiting Petroleum Corporation	1.25	4-1-2020	683,000	671,330

				45,915,362

Financials: 6.87%

Banks: 1.42%
Bank of America Corporation	5.70	1-24-2022	250,000	270,831
Citigroup Incorporated	4.13	3-9-2021	60,000	61,350
Citigroup Incorporated	4.50	1-14-2022	250,000	262,879
Citigroup Incorporated	6.13	3-9-2028	75,000	88,500
City National Bank	5.38	7-15-2022	500,000	538,627
International Finance Corporation	7.50	5-9-2022	9,000,000	2,410,824
International Finance Corporation	7.50	5-9-2022	5,000,000	1,339,347
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	750,000	777,188

				5,749,546

Capital Markets: 0.22%
ACE Securities Corporation (1 Month LIBOR +2.63%) ±	4.45	6-25-2033	85,080	85,131
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	808,254

				893,385

Consumer Finance: 1.51%
Ally Financial Incorporated	8.00	3-15-2020	880,000	896,122
Discover Financial Services	5.20	4-27-2022	750,000	804,718
FirstCash Incorporated 144A	5.38	6-1-2024	575,000	595,125
Navient Corporation	8.00	3-25-2020	930,000	949,763
Springleaf Finance Corporation	6.13	3-15-2024	750,000	820,313
Springleaf Finance Corporation	6.63	1-15-2028	100,000	110,750
Springleaf Finance Corporation	7.13	3-15-2026	925,000	1,056,813
Synchrony Financial	5.15	3-19-2029	750,000	842,241

				6,075,845

Diversified Financial Services: 1.22%
Jefferies Finance LLC 144A	6.25	6-3-2026	1,075,000	1,104,563
LPL Holdings Incorporated 144A	5.75	9-15-2025	3,700,000	3,838,750

				4,943,313

Insurance: 2.50%
Alliant Holdings Intermediate LLC 144A	6.75	10-15-2027	150,000	156,017
American International Group Incorporated	4.88	6-1-2022	750,000	804,233
AmWINS Group Incorporated 144A	7.75	7-1-2026	1,125,000	1,209,375
Assurant Incorporated	3.70	2-22-2030	750,000	764,046
Athene Holding Limited	4.13	1-12-2028	750,000	779,753
Brighthouse Financial Incorporated	4.70	6-22-2047	850,000	761,714
HUB International Limited 144A	7.00	5-1-2026	500,000	515,000
Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	847,530
ProAssurance Corporation	5.30	11-15-2023	750,000	821,945
Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	780,720

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Sammons Financial Group Incorporated 144A	4.45%	5-12-2027	$750,000	$776,337
USI Incorporated 144A	6.88	5-1-2025	1,175,000	1,195,563
W.R. Berkley Corporation	4.63	3-15-2022	650,000	688,616

				10,100,849

Health Care: 5.67%

Health Care Equipment & Supplies: 0.78%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	75,000	77,250
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	400,000	414,500
Hologic Incorporated 144A	4.38	10-15-2025	1,925,000	1,972,220
Hologic Incorporated 144A	4.63	2-1-2028	225,000	235,406
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	500,000	457,500

				3,156,876

Health Care Providers & Services: 4.08%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	190,000	196,650
Centene Corporation 144A	5.38	6-1-2026	575,000	608,638
Centene Corporation	6.13	2-15-2024	325,000	337,899
CHS Incorporated	5.13	8-1-2021	2,350,000	2,344,125
Cigna Corporation 144A	3.90	2-15-2022	315,000	326,715
Davita Incorporated	5.00	5-1-2025	950,000	961,875
Encompass Health Corporation	4.50	2-1-2028	125,000	127,813
Encompass Health Corporation	4.75	2-1-2030	125,000	128,906
HCA Incorporated	5.25	6-15-2026	325,000	363,684
HealthSouth Corporation	5.75	9-15-2025	575,000	600,156
MEDNAX Incorporated 144A	5.25	12-1-2023	475,000	480,938
MEDNAX Incorporated 144A	6.25	1-15-2027	550,000	544,170
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	2,861,000	2,667,883
MPT Operating Partnership LP	4.63	8-1-2029	325,000	339,021
MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,160,500
MPT Operating Partnership LP	5.25	8-1-2026	1,575,000	1,653,750
MPT Operating Partnership LP	6.38	3-1-2024	110,000	114,813
NVA Holdings Company 144A	6.88	4-1-2026	200,000	214,500
Polaris Intermediate Corporation 144A	8.50	12-1-2022	475,000	399,000
Select Medical Corporation 144A	6.25	8-15-2026	800,000	852,000
Tenet Healthcare Corporation	4.63	7-15-2024	436,000	449,080
Tenet Healthcare Corporation 144A	4.88	1-1-2026	1,025,000	1,060,234
Tenet Healthcare Corporation 144A	5.13	11-1-2027	225,000	234,558
Vizient Incorporated 144A	6.25	5-15-2027	175,000	188,725
WellCare Health Plans Incorporated 144A	5.38	8-15-2026	125,000	132,969

				16,488,602

Health Care Technology: 0.55%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	1,950,000	1,995,240
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	225,000	237,375

				2,232,615

Life Sciences Tools & Services: 0.09%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	275,000	292,875
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	75,000	76,414

				369,289

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  17

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.17%
Bausch Health Companies Incorporated 144A	5.75%	8-15-2027	$75,000	$81,445
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	107,875
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	50,000	55,063
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	375,000	421,875

				666,258

Industrials: 5.45%

Aerospace & Defense: 0.72%
BBA US Holdings Incorporated 144A%%	4.00	3-1-2028	600,000	595,500
L3Harris Technologies Incorporated 144A	4.95	2-15-2021	750,000	771,056
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,500,000	1,546,875

				2,913,431

Airlines: 0.88%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	1,100,000	1,165,401
BBA US Holdings Incorporated 144A	5.38	5-1-2026	2,025,000	2,116,125
Delta Air Lines Incorporated	4.75	11-7-2021	283,730	286,695

				3,568,221

Commercial Services & Supplies: 2.40%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	1,750,000	1,826,563
Covanta Holding Corporation	5.88	3-1-2024	1,530,000	1,572,075
Covanta Holding Corporation	5.88	7-1-2025	515,000	534,313
Covanta Holding Corporation	6.00	1-1-2027	575,000	600,875
KAR Auction Services Incorporated 144A	5.13	6-1-2025	4,950,000	5,166,563

				9,700,389

Industrial Conglomerates: 0.18%
General Electric Capital Corporation	4.65	10-17-2021	187,000	195,184
General Electric Company	4.63	1-7-2021	505,000	518,342

				713,526

Machinery: 0.90%
Harsco Corporation 144A	5.75	7-31-2027	75,000	77,908
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,425,000	1,531,875
Trimas Corporation 144A	4.88	10-15-2025	1,997,000	2,031,948

				3,641,731

Professional Services: 0.14%
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	557,712

Trading Companies & Distributors: 0.23%
Fortress Transportation and Infrastructure Investors LLC 144A	6.50	10-1-2025	900,000	909,000

Information Technology: 6.13%

Communications Equipment: 0.19%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	825,000	739,613
CommScope Technologies Finance LLC 144A	8.25	3-1-2027	50,000	47,362

				786,975

Electronic Equipment, Instruments & Components: 0.17%
Keysight Technologies	4.60	4-6-2027	600,000	668,094

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
IT Services: 1.68%
Cardtronics Incorporated 144A	5.50%	5-1-2025	$2,830,000	$2,921,975
Gartner Incorporated 144A	5.13	4-1-2025	1,525,000	1,599,268
Infor US Incorporated	6.50	5-15-2022	550,000	557,563
Zayo Group LLC 144A	5.75	1-15-2027	625,000	635,238
Zayo Group LLC	6.38	5-15-2025	1,043,000	1,072,204

				6,786,248

Semiconductors & Semiconductor Equipment: 0.23%
Broadcom Corporation	3.50	1-15-2028	750,000	733,764
Qorvo Incorporated 144A	4.38	10-15-2029	175,000	175,984

				909,748

Software: 0.92%
CDK Global Incorporated	5.00	10-15-2024	225,000	243,338
CDK Global Incorporated 144A	5.25	5-15-2029	175,000	185,828
CDK Global Incorporated	5.88	6-15-2026	175,000	187,250
Fair Isaac Corporation 144A	5.25	5-15-2026	950,000	1,030,750
IQVIA Incorporated 144A	5.00	5-15-2027	250,000	265,000
SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	533,438
Symantec Corporation 144A	5.00	4-15-2025	475,000	486,875
VMware Incorporated	3.90	8-21-2027	750,000	774,175

				3,706,654

Technology Hardware, Storage & Peripherals: 2.94%
Dell International LLC 144A	5.88	6-15-2021	662,000	672,182
Dell International LLC 144A	7.13	6-15-2024	4,525,000	4,797,631
Diamond 1 Finance Corporation 144A	6.02	6-15-2026	750,000	855,922
Hewlett-Packard Company	4.05	9-15-2022	750,000	792,199
NCR Corporation	5.88	12-15-2021	5,000	5,013
NCR Corporation	6.38	12-15-2023	4,650,000	4,766,250

				11,889,197

Materials: 2.46%

Chemicals: 0.29%
Dow Chemical Company	4.13	11-15-2021	750,000	777,289
Valvoline Incorporated	5.50	7-15-2024	375,000	389,180

				1,166,469

Containers & Packaging: 2.07%
Ball Corporation	4.88	3-15-2026	575,000	623,875
Ball Corporation	5.00	3-15-2022	25,000	26,438
Ball Corporation	5.25	7-1-2025	190,000	211,375
Berry Global Escrow Corporation 144A	5.63	7-15-2027	175,000	185,719
Berry Global Incorporated	5.13	7-15-2023	350,000	358,750
Berry Global Incorporated	6.00	10-15-2022	215,000	218,763
Crown Americas Capital Corporation V	4.25	9-30-2026	100,000	104,375
Crown Americas Capital Corporation VI	4.75	2-1-2026	975,000	1,023,750
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	35,000	42,000
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	1,500,000	1,406,250
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	275,000	258,500
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	325,000	343,281
Owens-Illinois Incorporated 144A	6.38	8-15-2025	2,375,000	2,499,688

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  19

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Containers & Packaging (continued)
Reynolds Group Issuer Incorporated 144A	5.13%	7-15-2023	$675,000	$692,516
Sealed Air Corporation 144A	5.25	4-1-2023	325,000	346,938

				8,342,218

Metals & Mining: 0.10%
Indalex Holdings Corporation (a)†	11.50	2-1-2020	3,108,611	0
Novelis Corporation 144A	5.88	9-30-2026	400,000	420,040

				420,040

Real Estate: 3.00%

Equity REITs: 3.00%
American Tower Corporation	5.90	11-1-2021	650,000	697,861
CoreCivic Incorporated	5.00	10-15-2022	575,000	569,969
DDR Corporation	4.70	6-1-2027	600,000	657,894
Equinix Incorporated	5.75	1-1-2025	1,375,000	1,421,448
Equinix Incorporated	5.88	1-15-2026	425,000	451,435
ESH Hospitality Incorporated 144A	4.63	10-1-2027	150,000	150,390
ESH Hospitality Incorporated 144A	5.25	5-1-2025	1,750,000	1,804,688
Iron Mountain Incorporated 144A	5.38	6-1-2026	150,000	155,625
Iron Mountain Incorporated	6.00	8-15-2023	2,500,000	2,553,125
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	647,904
SBA Communications Corporation	4.00	10-1-2022	225,000	229,534
SBA Communications Corporation	4.88	7-15-2022	640,000	646,803
The Geo Group Incorporated	5.13	4-1-2023	800,000	704,000
The Geo Group Incorporated	5.88	1-15-2022	600,000	580,500
The Geo Group Incorporated	5.88	10-15-2024	840,000	701,400
The Geo Group Incorporated	6.00	4-15-2026	184,000	145,820

				12,118,396

Utilities: 4.99%

Electric Utilities: 0.75%
Great Plains Energy Incorporated	4.85	6-1-2021	750,000	777,101
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	775,000	796,080
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	175,000	182,000
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	1,250,000	1,275,000

				3,030,181

Gas Utilities: 0.33%
AmeriGas Partners LP	5.75	5-20-2027	1,000,000	1,095,000
Suburban Propane Partners LP	5.88	3-1-2027	225,000	232,875

				1,327,875

Independent Power & Renewable Electricity Producers: 3.71%
NSG Holdings LLC 144A	7.75	12-15-2025	3,901,856	4,214,005
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	5,225,000	5,355,625
TerraForm Global Operating LLC 144A	6.13	3-1-2026	1,175,000	1,201,438
TerraForm Power Operating LLC 144A	4.25	1-31-2023	3,025,000	3,115,750
TerraForm Power Operating LLC 144A	4.75	1-15-2030	375,000	387,656
TerraForm Power Operating LLC 144A	5.00	1-31-2028	675,000	711,923

				14,986,397

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal		Value
Multi-Utilities: 0.20%
CMS Energy Corporation	5.05%	3-15-2022		$750,000	$795,441

Total Corporate Bonds and Notes (Cost $282,721,590)					285,318,980

Foreign Corporate Bonds and Notes: 4.97%

Financials: 4.97%

Banks: 4.91%
European Investment Bank	7.25	6-28-2021	BRL	9,000,000	2,353,622
European Investment Bank	7.50	4-13-2022	BRL	9,000,000	2,407,929
European Investment Bank	8.00	5-5-2027	ZAR	21,000,000	1,427,216
European Investment Bank	8.38	7-29-2022	ZAR	40,000,000	2,763,959
European Investment Bank	8.75	8-18-2025	ZAR	20,000,000	1,410,344
European Investment Bank	9.00	3-31-2021	ZAR	17,400,000	1,187,283
International Bank for Reconstruction & Development	7.00	6-7-2023	ZAR	15,000,000	995,864
International Bank for Reconstruction & Development	7.50	6-9-2021	BRL	5,000,000	1,307,069
International Bank for Reconstruction & Development	8.25	6-22-2023	BRL	9,000,000	2,516,544
KfW	7.50	11-10-2022	ZAR	36,000,000	2,424,842
Landwirtschaftliche Rentenbank	8.25	5-23-2022	ZAR	15,000,000	1,019,954

					19,814,626

Diversified Financial Services: 0.06%
AA Bond Company Limited	4.25	7-31-2043	GBP	200,000	261,538

Total Foreign Corporate Bonds and Notes (Cost $21,500,619)					20,076,164

Foreign Government Bonds: 24.60%
Colombia	6.00	4-28-2028	COP	6,800,000,000	2,037,003
Colombia	7.50	8-26-2026	COP	22,725,000,000	7,443,735
Colombia	7.75	9-18-2030	COP	16,000,000,000	5,371,870
Indonesia	7.50	8-15-2032	IDR	57,000,000,000	4,104,356
Indonesia	8.25	5-15-2029	IDR	88,615,000,000	6,863,827
Indonesia	8.38	9-15-2026	IDR	110,000,000,000	8,561,448
Malaysia	4.18	7-15-2024	MYR	19,850,000	4,920,524
Malaysia	4.23	6-30-2031	MYR	51,300,000	12,949,985
Mexico	5.75	3-5-2026	MXN	117,000,000	5,788,540
Mexico	8.50	5-31-2029	MXN	200,000,000	11,650,456
Republic of Peru	6.35	8-12-2028	PEN	16,400,000	5,712,626
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	TTD	750,000	777,195
Romania	3.25	4-29-2024	RON	46,000,000	10,545,317
Russia	6.50	2-28-2024	RUB	390,000,000	6,181,186
Russia	6.90	5-23-2029	RUB	400,000,000	6,469,554

Total Foreign Government Bonds (Cost $95,306,987)					99,377,622

Loans: 19.88%

Communication Services: 3.86%

Diversified Telecommunication Services: 0.74%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.04	2-22-2024		$555,420	555,837
Telesat Canada (3 Month LIBOR +2.50%) ±	4.61	11-17-2023		2,411,137	2,409,329

					2,965,166

Media: 2.80%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±‡	6.04	8-27-2026		5,847,310	5,174,869
Charter Communications Operating LLC (1 Month LIBOR +1.75%) ±	3.58	4-30-2025		1,080,750	1,083,452

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  21

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Media (continued)
CSC Holdings LLC (2 Month LIBOR +2.50%) ±	4.33%	4-15-2027	$148,125	$147,860
Diamond Sports Group LLC / Diamond Sports Finance Company (1 Month LIBOR +3.25%) ±	5.08	8-24-2026	400,000	401,500
Gray Television Incorporated (1 Month LIBOR +2.50%) ±	4.51	1-2-2026	570,688	571,846
Hubbard Radio LLC (1 Month LIBOR +3.50%) ±	5.29	3-28-2025	1,450,719	1,444,669
National CineMedia LLC (1 Month LIBOR +3.00%) ±	4.81	6-20-2025	296,250	295,139
Neptune Finco Corporation (1 Month LIBOR +2.25%) ±	4.17	1-15-2026	496,250	492,280
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.75%) ±	4.55	9-18-2026	1,250,000	1,253,988
Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	3.94	10-4-2023	460,809	459,081

				11,324,684

Wireless Telecommunication Services: 0.32%
Inmarsat plc <	0.00	9-23-2026	875,000	861,053
Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	4.31	2-2-2024	438,750	433,450

				1,294,503

Consumer Discretionary: 2.61%

Auto Components: 0.39%
Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	3.57	3-29-2026	1,033,654	1,039,587
Belron Finance US LLC (3 Month LIBOR +2.25%) ±	4.46	11-7-2024	294,750	294,382
Panther BF Aggregator 2 LP (1 Month LIBOR +3.50%) ±	5.30	4-30-2026	225,000	221,720

				1,555,689

Distributors: 0.58%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	5.25	11-14-2022	2,416,517	2,341,001

Hotels, Restaurants & Leisure: 1.57%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.04	8-8-2021	507,947	507,058
Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	3.79	11-30-2023	885,617	888,442
Montreign Operating Company LLC (3 Month LIBOR +8.25%) ±	10.37	1-24-2023	4,895,414	4,365,094
Whatabrands LLC (3 Month LIBOR +3.25%) ±	5.52	8-2-2026	575,000	576,357

				6,336,951

Specialty Retail: 0.07%
Rent-A-Center Incorporated (1 Month LIBOR +4.50%) ±‡	6.50	7-31-2026	300,000	298,500

Consumer Staples: 0.49%

Food Products: 0.49%
B&G Foods Incorporated (1 Month LIBOR +2.50%) ±	4.48	10-10-2026	300,000	300,939
CHG PPC Parent LLC (1 Month LIBOR +2.75%) ±‡	4.54	3-31-2025	123,438	122,820
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	3.79	1-26-2024	1,577,375	1,578,605

				2,002,364

Energy: 1.52%

Energy Equipment & Services: 0.20%
Hornbeck Offshore Services Incorporated (3 Month LIBOR +9.50%) ±	9.50	2-5-2025	1,126,250	786,123

Oil, Gas & Consumable Fuels: 1.32%
Buckeye Partners LP %%<	0.00	11-15-2026	150,000	150,657
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±	8.54	10-29-2025	600,000	377,250
EPIC Crude Services LP (6 Month LIBOR +5.00%) ±	7.04	3-2-2026	1,950,000	1,831,791
Grizzly Acquisitions Incorporated (3 Month LIBOR +3.25%) ±	5.35	10-1-2025	371,250	364,887
Lucid Energy Group II Borrower LLC (1 Month LIBOR +3.00%) ±	4.79	2-17-2025	221,625	193,922

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Stonepeak Lonestar Holdings LLC <	0.00%	10-16-2026	$1,275,000	$1,257,469
Ultra Resources Incorporated (1 Month LIBOR +3.75%) ±	5.80	4-12-2024	1,992,193	1,173,262

				5,349,238

Financials: 4.00%

Capital Markets: 1.40%
Focus Financial Partners LLC (1 Month LIBOR +2.50%) ±	4.29	7-3-2024	744,607	745,136
Global Business Travel Holdings Limited (3 Month LIBOR +2.50%) ±‡	4.68	8-13-2025	148,500	148,871
Neptune Finco Corporation (1 Month LIBOR +4.17%) ±	4.17	7-17-2025	766,358	761,783
Nexus Buyer LLC <‡	0.00	10-31-2026	700,000	700,000
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.25%) ±	5.04	6-1-2023	585,582	567,575
Tortoise Borrower LLC (1 Month LIBOR +3.50%) ±‡	5.29	1-31-2025	207,341	205,786
VFH Parent LLC (6 Month LIBOR +3.50%) ±	6.04	3-1-2026	341,667	340,874
Victory Capital Holdings Incorporated (3 Month LIBOR +3.25%) ±	5.35	7-1-2026	2,175,273	2,181,799

				5,651,824

Consumer Finance: 0.01%
TransUnion LLC (1 Month LIBOR +2.00%) ±	4.04	6-19-2025	49,375	49,421

Diversified Financial Services: 1.21%
Jefferies Finance LLC (1 Month LIBOR +3.75%) ±‡	5.75	6-3-2026	349,125	342,579
LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±	4.05	9-23-2024	1,055,558	1,054,904
Resolute Investment Managers Incorporated (3 Month LIBOR +3.25%) ±	5.35	4-30-2022	2,407,152	2,404,143
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	9.43	4-30-2023	1,090,000	1,090,000

				4,891,626

Insurance: 1.31%
Alliant Holdings Intermediate LLC (1 Month LIBOR +3.00%) ±	4.80	5-9-2025	1,364,986	1,328,528
AmWINS Group Incorporated (1 Month LIBOR +2.75%) ±	4.58	1-25-2024	879,352	877,426
BroadStreet Partners Incorporated (1 Month LIBOR +3.25%) ±	5.04	11-8-2023	274,295	273,609
HUB International Limited <	0.00	4-25-2025	250,000	249,500
HUB International Limited (2 Month LIBOR +3.00%) ±	4.94	4-25-2025	1,234,375	1,206,379
Solera Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.54	3-3-2023	1,071,874	1,061,349
USI Incorporated (3 Month LIBOR +3.00%) ±	5.10	5-16-2024	294,369	285,465

				5,282,256

Mortgage REITs: 0.07%
Blackstone Mortgage Trust Incorporated (1 Month LIBOR +2.50%) ±‡	4.30	4-23-2026	149,625	149,999
Starwood Property Trust Incorporated (1 Month LIBOR +2.50%) ±‡	4.30	7-27-2026	125,000	125,313

				275,312

Health Care: 0.99%

Health Care Providers & Services: 0.30%
MPH Acquisition Holdings LLC (3 Month LIBOR +2.75%) ±	4.85	6-7-2023	429,539	401,864
Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%) ±	5.04	9-2-2024	516,915	498,394
Team Health Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.54	2-6-2024	437,280	335,613

				1,235,871

Health Care Technology: 0.13%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.50%) ±	4.29	3-1-2024	521,225	517,848

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  23

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Life Sciences Tools & Services: 0.06%
Syneos Health Incorporated (1 Month LIBOR +2.00%) ±	3.79%	8-1-2024	$256,074	$256,128

Pharmaceuticals: 0.50%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	6.06	4-29-2024	290,012	266,231
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	4.92	6-2-2025	1,737,220	1,742,831

				2,009,062

Industrials: 2.89%

Aerospace & Defense: 0.59%
TransDigm Incorporated (1 Month LIBOR +2.50%) ±	4.29	8-22-2024	2,418,135	2,398,113

Airlines: 0.03%
WestJet Airlines Limited <	0.00	8-7-2026	125,000	125,521

Building Products: 0.08%
Advanced Drainage Systems Inc 1st Lien Term Loan (1 Month LIBOR +2.25%) ±	4.06	7-31-2026	301,786	302,917

Commercial Services & Supplies: 1.10%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.09	11-10-2023	1,147,157	1,148,579
Advantage Sales & Marketing LLC (1 Month LIBOR +3.25%) ±	5.04	7-25-2021	221,043	204,109
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.29	7-25-2022	1,250,000	1,010,075
IAA Spinco Incorporated (1 Month LIBOR +2.25%) ±	4.06	6-28-2026	960,375	963,179
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±	4.13	9-19-2026	40,099	40,199
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	5.04	5-14-2022	953,721	922,725
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	5.04	5-14-2022	167,025	161,596

				4,450,462

Construction Materials: 0.11%
American Builders & Constructor Supply Company Incorporated <‡	0.00	1-15-2027	450,000	449,159

Electrical Equipment: 0.13%
Generac Power Systems Incorporated (1 Month LIBOR +1.75%) ±	3.78	5-31-2023	425,780	427,377
Resideo Funding Incorporated (3 Month LIBOR +2.00%) ±	4.11	10-24-2025	99,250	98,258

				525,635

Machinery: 0.69%
Altra Industrial Motion Corporation (1 Month LIBOR +2.00%) ±	3.79	10-1-2025	643,482	640,265
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	4.60	1-31-2024	746,727	749,528
Gates Global LLC (1 Month LIBOR +2.75%) ±	4.54	4-1-2024	597,055	584,021
Harsco Corporation (1 Month LIBOR +2.25%) ±	4.06	12-6-2024	19,274	19,274
RBS Global Incorporated (1 Month LIBOR +2.00%) ±	3.79	8-21-2024	679,688	683,086
Restaurant Technologies Incorporated (1 Month LIBOR +3.25%) ±	5.04	10-1-2025	124,063	124,031

				2,800,205

Professional Services: 0.16%
TransUnion LLC (1 Month LIBOR +2.00%) ±	3.79	4-10-2023	636,603	637,463

Information Technology: 1.46%

Communications Equipment: 0.19%
Ciena Corporation (1 Month LIBOR +2.00%) ±	3.85	9-26-2025	272,250	272,931
CommScope Incorporated (1 Month LIBOR +3.25%) ±	5.04	4-6-2026	500,000	489,845

				762,776

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Electronic Equipment, Instruments & Components: 0.54%
Dell International LLC (1 Month LIBOR +2.00%) ±	3.79%	9-19-2025	$2,158,599	$2,166,348

IT Services: 0.42%
Applied Systems Incorporated (3 Month LIBOR +3.00%) ±	5.10	9-19-2024	392,742	390,146
Infor US Incorporated (3 Month LIBOR +2.75%) ±	4.85	2-1-2022	772,289	772,289
Sophia Holding Finance LP (3 Month LIBOR +3.25%) ±	5.35	9-30-2022	138,188	138,015
WEX Incorporated (1 Month LIBOR +2.25%) ±	4.04	5-15-2026	396,979	398,186

				1,698,636

Software: 0.31%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	5.29	7-24-2026	1,000,000	983,500
SS&C Technologies Incorporated (1 Month LIBOR +2.25%) ±	4.04	4-16-2025	168,426	168,708
SS&C Technologies Incorporated (1 Month LIBOR +2.25%) ±	4.04	4-16-2025	109,945	110,129

				1,262,337

Materials: 1.01%

Containers & Packaging: 0.96%
Berry Global Incorporated (1 Month LIBOR +2.00%) ±	3.88	10-1-2022	387,258	388,226
Flex Acquisition Company Incorporated (3 Month LIBOR +3.25%) ±	5.35	6-29-2025	733,889	693,319
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.54	2-5-2023	2,425,172	2,423,838
RING Container Technologies (1 Month LIBOR +2.75%) ±	4.54	10-31-2024	365,152	361,157

				3,866,540

Paper & Forest Products: 0.05%
Clearwater Paper Corporation (1 Month LIBOR +3.25%) ±‡	5.06	7-26-2026	200,000	199,500

Real Estate: 0.89%

Equity REITs: 0.51%
MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	3.79	3-21-2025	313,501	314,285
The Geo Group Incorporated (1 Month LIBOR +2.00%) ±	3.79	3-22-2024	1,931,477	1,737,634

				2,051,919

Real Estate Management & Development: 0.38%
Capital Automotive LP (1 Month LIBOR +2.50%) ±	4.29	3-24-2024	959,046	957,675
Capital Automotive LP (1 Month LIBOR +6.00%) ±	7.79	3-24-2025	589,787	589,787

				1,547,462

Real Estate: 0.16%
ESH Hospitality Incorporated (1 Month LIBOR +2.00%) ±	3.79	9-18-2026	654,636	655,114

Total Loans (Cost $83,952,917)				80,323,674

Non-Agency Mortgage-Backed Securities: 4.56%
American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	3.26	4-14-2029	500,000	499,410
Argent Securities Incorporated Series 2004-W5 Class AV3B (1 Month LIBOR +0.90%) ±	2.72	4-25-2034	42,411	42,643
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±±	5.66	7-10-2044	519,101	149,559
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	119,385	117,007
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	164,672	180,705
Banc of America Funding Corporation Series 2005 Class D-A1 ±±	4.78	5-25-2035	282,711	290,025

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  25

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch Commercial Mortgage Incorporated Series 2017-BNK6 Class D 144A	3.10%	7-15-2060	$1,000,000	$921,658
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	5.00	4-25-2033	259,673	258,311
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	195,000	202,551
Bluemountain CLO Limited Series 2015-2A Class A1R (3 Month LIBOR +0.93%) 144A±	2.93	7-18-2027	500,000	497,501
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	21,313	21,752
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	44,381	44,705
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	4.88	9-10-2045	1,000,000	1,042,857
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.13	7-15-2030	518,072	513,986
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3 (1 Month LIBOR +0.76%) ±	2.58	12-25-2033	4,329	4,342
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.83	8-15-2045	1,000,000	1,036,589
Commercial Mortgage Trust Series 2012-CR4 Class B 144A	3.70	10-15-2045	1,000,000	959,247
Commercial Mortgage Trust Series 2012-CR5 Class E 144A±±	4.32	12-10-2045	1,000,000	983,750
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	196,602	200,475
Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	518,599
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.54	12-10-2044	500,000	522,075
Commercial Mortgage Trust Series 2013-LC13 Class D 144A±±	5.27	8-10-2046	303,000	310,967
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	4.26	10-25-2033	37,516	38,213
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	3.60	9-25-2032	295,620	280,544
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	4.43	6-25-2033	56,399	57,119
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	4.10	3-25-2033	12,515	12,549
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	2.91	12-31-2027	481,652	481,950
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	2.14	11-25-2032	63,429	59,954
GS Mortgage Securities Trust Series 2010-C1 Class X 144A±±(c)	1.33	8-10-2043	4,893,320	29,235
GS Mortgage Securities Trust Series 2012-GCJ7 Class XA ±±(c)	2.16	5-10-2045	2,834,561	89,372
GSAA Home Equity Trust Series 2004-5 Class AF5	4.29	6-25-2034	419	418
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 (1 Month LIBOR +0.30%) 144A±	2.12	3-25-2035	22,058	21,974
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	39,321	39,178
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class E 144A±±	5.16	5-15-2045	400,000	384,909
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	4.89	1-15-2047	50,000	54,849
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	4.92	7-25-2034	13,248	13,699
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	4.23	7-25-2034	32,914	33,906
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	4.38	6-25-2035	114,029	119,122
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	4.57	12-25-2033	152,208	155,674
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	4.26	1-25-2034	5,880	5,944
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	4.71	11-21-2034	8,273	8,518
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	1-25-2020	701	750
MASTR Specialized Loan Trust Series 2005-3 Class A1 (1 Month LIBOR +0.36%) 144A±	2.18	11-25-2035	70,484	70,472
Mid-State Trust Series 11 Class A1	4.86	7-15-2038	162,048	171,227
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	3.24	1-25-2029	47,850	48,519
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	2.85	5-20-2030	360,495	362,240
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±±(c)	1.44	8-15-2045	3,918,656	123,314

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class D 144A±±	4.08%	7-15-2046	$1,000,000	$994,395
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.15	8-15-2046	569,000	608,623
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 Class D 144A±±	4.38	2-15-2046	692,000	671,135
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.42	3-15-2045	900,000	932,306
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.37	9-25-2034	29,046	32,171
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	2.75	11-25-2034	1,045,380	1,046,543
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±	2.94	4-20-2027	369,569	369,089
Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±±	4.79	5-25-2035	2,027	2,027
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	2.61	4-20-2033	8,633	8,577
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.39	1-5-2043	1,000,000	969,193
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	4.26	3-25-2034	32,644	33,006
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	2.96	11-25-2033	157,671	155,267
Vendee Mortgage Trust Series 2003-2 Class IO ±±(c)	0.67	5-15-2033	2,798,121	54,881
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	71,435	76,872
Wind River CLO Limited Series 2013-2A Class BR (3 Month LIBOR +1.60%) 144A±	3.60	10-18-2030	500,000	490,438

Total Non-Agency Mortgage-Backed Securities (Cost $18,534,350)				18,426,886

	Dividend yield		Shares
Preferred Stocks: 0.71%

Energy: 0.71%

Energy Equipment & Services: 0.71%
Bristow Group Incorporated ‡	10.00		73,674	2,858,404

Total Preferred Stocks (Cost $2,231,350)				2,858,404

		Expiration date

Rights: 0.07%

Utilities: 0.07%

Independent Power & Renewable Electricity Producers: 0.07%
Vistra Energy Corporation †		12-31-2046	327,375	278,269

Total Rights (Cost $340,913)				278,269

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  27

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 9.36%

Communication Services: 0.51%

Diversified Telecommunication Services: 0.14%
Intelsat Luxembourg SA	8.13%	6-1-2023	$475,000	$399,594
Telesat Canada / Telesat LCC 144A	6.50	10-15-2027	125,000	130,469

				530,063

Media: 0.12%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	465,000	466,163

Wireless Telecommunication Services: 0.25%
Connect Finco SARL / Connect US Finco LLC 144A	6.75	10-1-2026	375,000	388,594
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	595,000	617,313

				1,005,907

Consumer Staples: 0.20%

Beverages: 0.20%
Pernod Ricard SA 144A	4.45	1-15-2022	760,000	798,494

Energy: 1.47%

Energy Equipment & Services: 0.23%
Valaris plc	5.75	10-1-2044	2,320,000	939,600

Oil, Gas & Consumable Fuels: 1.24%
Baytex Energy Corporation 144A	5.13	6-1-2021	1,450,000	1,421,000
Baytex Energy Corporation 144A	5.63	6-1-2024	1,575,000	1,401,750
Griffin Coal Mining Company Limited 144A†(a)	9.50	12-1-2016	1,110,230	0
Griffin Coal Mining Company Limited †(a)	9.50	12-1-2016	90,767	0
Husky Energy Incorporated	4.40	4-15-2029	750,000	794,586
Rockpoint Gas Storage Canada Limited 144A	7.00	3-31-2023	1,375,000	1,371,563

				4,988,899

Financials: 3.43%

Banks: 1.12%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	819,634
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	670,358
Corporación Andina de Fomento	4.38	6-15-2022	958,000	1,008,103
Intelsat Connect Finance Company 144A	9.50	2-15-2023	400,000	371,040
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	875,000	871,719
Perrigo Finance Unlimited Company	4.38	3-15-2026	750,000	775,821

				4,516,675

Diversified Financial Services: 1.82%
Intelsat Jackson Holdings SA	5.50	8-1-2023	5,275,000	4,932,125
Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	1,700,000	1,712,223
Trivium Packaging Finance BV 144A	5.50	8-15-2026	300,000	314,625
Trivium Packaging Finance BV 144A	8.50	8-15-2027	150,000	159,375
Tyco Electronics Group SA	3.50	2-3-2022	225,000	231,756

				7,350,104

Insurance: 0.49%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	385,000	403,388
Fairfax Financials Hloldings Limited	4.85	4-17-2028	750,000	816,828
Sompo International Holdings Limited	7.00	7-15-2034	575,000	783,176

				2,003,392

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—October 31, 2019

	Interest rate	Maturity date	Principal	Value
Health Care: 1.75%

Pharmaceuticals: 1.75%
Bausch Health Companies Incorporated 144A	5.50%	3-1-2023	$909,000	$916,954
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	375,000	391,879
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	720,000	730,440
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	1,940,000	2,013,963
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	325,000	334,815
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	575,000	601,551
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	750,000	513,750
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,750,000	1,568,438

				7,071,790

Industrials: 1.08%

Commercial Services & Supplies: 0.61%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	2,350,000	2,449,875

Electrical Equipment: 0.28%
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	280,202
Sensata Technologies BV 144A	6.25	2-15-2026	800,000	856,000

				1,136,202

Road & Rail: 0.19%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	786,702

Materials: 0.64%

Containers & Packaging: 0.37%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	375,000	379,688
OI European Group BV 144A	4.00	3-15-2023	1,100,000	1,100,000

				1,479,688

Metals & Mining: 0.27%
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	784,193
Vale Overseas Limited	4.38	1-11-2022	296,000	308,136

				1,092,329

Utilities: 0.28%

Electric Utilities: 0.16%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	669,507

Multi-Utilities: 0.12%
Veolia Environnement SA	6.75	6-1-2038	350,000	483,635

Total Yankee Corporate Bonds and Notes (Cost $38,490,180)				37,769,025

	Yield		Shares
Short-Term Investments: 6.35%

Investment Companies: 6.35%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.75		25,641,491	25,641,491

Total Short-Term Investments (Cost $25,641,491)				25,641,491

Total investments in securities (Cost $579,194,250)	143.56%	579,828,759

Other assets and liabilities, net	(43.56)	(175,921,790)

Total net assets	100.00%	$403,906,969

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  29

Portfolio of investments—October 31, 2019

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is purchased on a when-issued basis.

‡	Security is valued using significant unobservable inputs.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

Abbreviations:

BRL	Brazilian real

COP	Colombian peso

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GBP	Great British pound

GNMA	Government National Mortgage Association

IDR	Indonesian rupiah

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

PEN	Peruvian sol

REIT	REIT Real estate investment trust

RON	Romanian lei

RUB	Russian ruble

TTD	Trinidad and Tobago dollar

ZAR	South African rand

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	8,394,594	131,964,108	114,717,211	25,641,491	$0	$0	$335,870	$25,641,491	6.35%

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Multi-Sector Income Fund

Statement of assets and liabilities—October 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $553,552,759)	$554,187,268
Investments in affiliated securities, at value (cost $25,641,491)	25,641,491
Foreign currency, at value (cost $77)	74
Receivable for investments sold	374,507
Principal paydown receivable	6,490
Receivable for interest	7,252,001
Prepaid expenses and other assets	11,753

Total assets	587,473,584

Liabilities
Secured borrowing payable	173,000,000
Payable for investments purchased	5,361,610
Dividends payable	3,037,987
Advisory fee payable	269,423
Administration fee payable	24,493
Trustees’ fees and expenses payable	3,644
Accrued expenses and other liabilities	1,869,458

Total liabilities	183,566,615

Total net assets	$403,906,969

Net assets consist of
Paid-in capital	$437,336,157
Total distributable loss	(33,429,188)

Total net assets	$403,906,969

Net asset value per share
Based on $403,906,969 divided by 30,573,586 shares issued and outstanding (100,000,000 shares authorized)	$13.21

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  31

Statement of operations—year ended October 31, 2019

Investment income
Interest (net of foreign withholding taxes of $229,605)	$34,202,324
Income from affiliated securities	335,870
Dividends	37

Total investment income	34,538,231

Expenses
Advisory fee	3,197,136
Administration fee	290,649
Custody and accounting fees	273,949
Professional fees	64,355
Shareholder report expenses	46,671
Trustees’ fees and expenses	21,351
Transfer agent fees	35,292
Interest expense	5,389,548
Other fees and expenses	28,865

Total expenses	9,347,816

Net investment income	25,190,415

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(4,044,421)
Foreign currency transactions	(450,516)

Net realized losses on investments	(4,494,937)

Net change in unrealized gains (losses) on
Unaffiliated securities	19,217,450
Foreign currency transactions	350

Net change in unrealized gains (losses) on investments	19,217,800

Net realized and unrealized gains (losses) on investments	14,722,863

Net increase in net assets resulting from operations	$39,913,278

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Multi-Sector Income Fund

Statement of changes in net assets

	Year ended October 31, 2019	Year ended October 31, 2018

Operations
Net investment income	$25,190,415	$28,169,960
Net realized losses on investments	(4,494,937)	(12,997,364)
Net change in unrealized gains (losses) on investments	19,217,800	(15,408,551)

Net increase (decrease) in net assets resulting from operations	39,913,278	(235,955)

Distributions to shareholders from
Net investment income and net realized gains	(21,507,276)	(15,295,803)
Tax basis return of capital	(16,147,325)	(27,375,294)

Total distributions to shareholders	(37,654,601)	(42,671,097)

Capital share transactions
Cost of shares repurchased	(11,668,690)	(43,599,996)

Total decrease in net assets	(9,410,013)	(86,507,048)

Net assets
Beginning of period	413,316,982	499,824,030

End of period	$403,906,969	$413,316,982

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  33

Statement of cash flows—year ended October 31, 2019

Cash flows from operating activities:
Net increase in net assets resulting from operations	$39,913,278

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(165,851,129)
Proceeds from the sales of long-term securities	214,709,996
Paydowns	3,889,521
Amortization	(565,943)
Purchases and sales of short-term securities, net	(17,246,897)
Decrease in receivable for investments sold	473,545
Decrease in principal paydown receivable	35,338
Decrease in receivable for interest	757,736
Decrease in prepaid expenses and other assets	2,861
Increase in payable for investments purchased	2,482,051
Decrease in advisory fee payable	(15,191)
Decrease in administration fee payable	(1,381)
Increase in trustees’ fees and expenses payable	2,805
Increase in accrued expenses and other liabilities	533,002
Litigation payments received	1,330
Net realized losses on investments	4,044,421
Net change in unrealized gains (losses) on investments	(19,217,800)

Net cash provided by operating activities	63,947,543

Cash flows from financing activities:
Decrease in secured borrowing payable	(14,000,000)
Cost of shares repurchased	(12,024,561)
Cash distributions paid	(37,980,184)

Net cash used in financing activities	(64,004,745)

Net decrease in cash	(57,202)

Cash (including foreign currency):
Beginning of period	$57,276

End of period	$74

Supplemental cash disclosure
Cash paid for interest	$4,847,356

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Multi-Sector Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.10	$14.31	$14.35	$14.06	$16.10
Net investment income	0.81 [1]	0.85 [1]	0.97 [1]	1.08	1.10 [1]
Net realized and unrealized gains (losses) on investments	0.48	(0.92)	0.18	0.33	(1.98)

Total from investment operations	1.29	(0.07)	1.15	1.41	(0.88)
Distributions to shareholders from
Net investment income	(0.70)	(0.46)	(0.70)	(0.97)	(0.87)
Tax basis return of capital	(0.52)	(0.83)	(0.53)	(0.17)	(0.29)

Total distributions to shareholders	(1.22)	(1.29)	(1.23)	(1.14)	(1.16)
Anti-dilutive effect of shares repurchased	0.04	0.15	0.04	0.02	0.00
Net asset value, end of period	$13.21	$13.10	$14.31	$14.35	$14.06
Market value, end of period	$12.67	$11.57	$13.05	$12.66	$12.02
Total return based on market value[2]	20.91%	(1.91)%	13.07%	15.66%	(7.34)%
Ratios to average net assets (annualized)
Expenses[3]	2.29%	2.14%	1.68%	1.39%	1.24%
Net investment income[3]	6.17%	6.12%	6.73%	7.94%	7.33%
Supplemental data
Portfolio turnover rate	26%	25%	38%	29%	31%
Net assets, end of period (000s omitted)	$403,907	$413,317	$499,824	$590,840	$591,226
Borrowings outstanding, end of period (000s omitted)	$173,000	$187,000	$187,000	$220,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,335	$3,210	$3,673	$3,686	$3,570

[1]	Calculated based upon average shares outstanding

[2]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2019	1.32%
Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%
Year ended October 31, 2015	0.24%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  35

Notes to financial statements

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

36  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2019, the aggregate cost of all investments for federal income tax purposes was $585,307,683 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$19,492,095

Gross unrealized losses	(24,971,019)

Net unrealized losses	$(5,478,924)

As of October 31, 2019, the Fund had capital loss carryforwards which consist of $11,587,736 in short-term capital losses and $13,265,614 in long-term capital losses.

Wells Fargo Multi-Sector Income Fund  |  37

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$5,379,088	$0	$5,379,088

Asset-backed securities	0	2,988,698	0	2,988,698

Common stocks

Energy	0	0	1,389,651	1,389,651

Materials	807	0	0	807

Corporate bonds and notes	0	285,318,980	0	285,318,980

Foreign corporate bonds and notes	0	20,076,164	0	20,076,164

Foreign government bonds	0	99,377,622	0	99,377,622

Loans	0	69,482,429	10,841,245	80,323,674

Non-agency mortgage-backed securities	0	18,426,886	0	18,426,886

Preferred stocks	0	0	2,858,404	2,858,404

Rights

Utilities	0	278,269	0	278,269

Yankee corporate bonds and notes	0	37,769,025	0	37,769,025

Short-term investments

Investment companies	25,641,491	0	0	25,641,491

Total assets	$25,642,298	$539,097,161	$15,089,300	$579,828,759

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

38  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Common stocks	Preferred stocks	Total
Balance as of October 31, 2018	$14,613,791	$0	$0	$14,613,791

Accrued discounts (premiums)	4,960	0	0	4,960

Realized gains (losses)	(119,773)	0	0	(119,773)

Change in unrealized gains (losses)	(986,772)	(1,011,389)	627,054	(1,371,107)

Purchases	8,076,336	2,401,040	2,231,350	12,708,726

Sales	(5,085,215)	0	0	(5,085,215)

Transfer into Level 3	0	0	0	0

Transfer out of Level 3	(5,662,082)	0	0	(5,662,082)

Balance as of October 31, 2019	$10,841,245	$1,389,651	$2,858,404	$15,089,300

Change in unrealized gains (losses) relating to securities still held at October 31, 2019	$(657,327)	$(1,011,389)	$627,054	$(1,041,662)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

The following table summarizes quantitative information about the Fund’s Level 3 inputs as of October 31, 2019:

Security types	Fair value at October 31, 2019 (in thousands)	Valuation technique	Significant unobservable input	Range

Common stocks	$1,390	Market approach	Probability of outcome	20% - 60%

Preferred stocks	$2,858	Market approach	Probability of outcome	20% - 60%

Certain securities of the Fund’s Level 3 investments have been valued using inputs that have not been internally developed by the Fund, including third party investment analysis.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Prior to August 1, 2019, Wells Fargo Asset Management (International), LLC was the subadviser for the Fund. Effective August 1, 2019, Wells Fargo Asset Management (International), LLC merged with Wells Fargo Asset Management (International) Limited and Wells Fargo Asset Management (International) Limited became the subadviser to the Fund. This transaction did not result in any changes to the services provided to the Fund or to the strategies or fees and expenses.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,329,744 and $444,688 in interfund purchases and sales, respectively, during the year ended October 31, 2019.

Wells Fargo Multi-Sector Income Fund  |  39

Notes to financial statements

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended October 31, 2019 and October 31, 2018, the Fund did not issue any shares.

On November 9, 2018, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund was authorized to repurchase up to 10% of its outstanding shares in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees delegated to Funds Management full discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the fiscal year ended October 31, 2019, the Fund purchased 968,915 of its shares on the open-market at a total cost of $11,668,690 (weighted average price per share of $12.03). The weighted average discount of these repurchased shares was 9.12%.

6. BORROWINGS

The Fund has borrowed $173,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the year ended October 31, 2019, the Fund had average borrowings outstanding of $173,345,205 at an average interest rate of 3.11% and paid interest in the amount of $5,389,548, which represents 1.32% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2019 were $144,416,177 and $155,534,866, respectively.

As of October 31, 2019, the Fund had unfunded term loan commitments of $3,777,500.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	Year ended October 31

	2019	2018

Ordinary income	$21,507,276	$15,295,803

Tax basis return of capital	$16,147,325	27,375,294

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward

$(5,481,433)	$(24,853,350)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. At a meeting held on November 21-22, 2019, the Board of Trustees of the Fund approved a proposal to authorize the Fund to enter into a separate agreement with each Trustee that would convert indemnification rights currently existing under the Fund’s organizational documents into contractual rights that could not be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

40  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

11. SUBSEQUENT DISTRIBUTION

Under the managed distribution plan, the Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount

October 25, 2019	November 13, 2019	December 2, 2019	$0.09892

November 22, 2019	December 13, 2019	January 2, 2020	0.09888

These distributions are not reflected in the accompanying financial statements.

Wells Fargo Multi-Sector Income Fund  |  41

Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WELLS FARGO MULTI-SECTOR INCOME FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Multi-Sector Income Fund (the Fund), including the portfolio of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 20, 2019

42  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended October 31, 2019, $37,209,186 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Multi-Sector Income Fund  |  43

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

44  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[2] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

Wells Fargo Multi-Sector Income Fund  |  45

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]	Ms. Wheelock was re-appointed to the Board effective January 1, 2020.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

46  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Multi-Sector Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Multi-Sector Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), LLC (“WFAM International”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WFAM International (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, and distribution rates, as well as shareholder relations activities. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Multi-Sector Income Fund  |  47

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Custom Peer Group for all periods. The Board also noted that the investment performance of the Fund was higher than its benchmark, the ERC Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than or equal to the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

48  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Note: Prior to August 1, 2019, Wells Fargo Asset Management (International), LLC was the subadviser for the Fund. Effective August 1, 2019, Wells Fargo Asset Management (International), LLC merged with Wells Fargo Asset Management (International) Limited and Wells Fargo Asset Management (International) Limited became the subadviser to the Fund. This transaction did not result in any changes to the services provided to the Fund or to the strategies or fees and expenses.

Wells Fargo Multi-Sector Income Fund  |  49

Other information (unaudited)

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

50  |  Wells Fargo Multi-Sector Income Fund

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

408242 12-19

AMSI/AR143 10-19

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2019	Fiscal year ended October 31, 2018
Audit fees	$55,060	$54,385

Audit-related fees	—	—

Tax fees (1)	4,290	4,245
All other fees	—	—

	$59,350	$58,630

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Judith M. Johnson

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE

JANUARY 1, 2019

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) (hereafter, all series of the Trusts and all Trusts not having separate series are referred to as the “Funds”).

Voting Philosophy. The Funds have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer, and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Wells Fargo Funds Management, LLC (“Funds Management”). Funds Management has adopted the Wells Fargo Asset Management Proxy Voting Policies and Procedures (the “WFAM Procedures”). The Board retains the authority to make or ratify any voting decisions or approve any changes to these

Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the WFAM Procedures and the proxy voting process. In addition, Funds Management will provide the Board with advance notification of future proposed material changes to the WFAM Procedures.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at https://www.wellsfargofunds.com/ and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at https://www.wellsfargofunds.com/ or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4. The shareholder meeting date;

5. A brief identification of the matter voted on;

6. Whether the matter was proposed by the issuer or by a security holder;

7. Whether the Fund cast its vote on the matter;

8. How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9. Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINSTI t/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

FOR CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision- making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Noah Wise, CFA

Noah Wise is a portfolio manager for the Wells Capital Management Customized Fixed Income team. Noah joined Wells Capital Management in 2008 as a research analyst and later became a portfolio manager in 2013. Prior to joining WellsCap, Noah worked as a lead market maker for Interactive Brokers. He began his investment industry career as an intern for Capital Financial Services in 2001. Noah earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since

2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Lauren van Biljon, CFA

Lauren van Biljon is a portfolio manager and sovereign analyst for the Global Fixed Income team at Wells Fargo Asset Management (WFAM). She joined WFAM from Evergreen Investments. Prior to this, she served as an emerging market analyst with 4Cast Ltd., where she began her investment industry career. She earned a bachelor’s degree in economics from the University of Cape Town and a master’s degree in economics from the University of Edinburgh. She has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of the Society of Technical Analysts.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2019.

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	0	3
Total assets of above accounts (millions)	$3,944.60	$0	$460.01

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	5	10
Total assets of above accounts (millions)	$1,298.75	$630.94	$548.77

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	10
Total assets of above accounts (millions)	$1,142.93	$630.94	$548.77

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	3	11
Total assets of above accounts (millions)	$426.56	$420.55	$4,381.60

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$996.27

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	3	11
Total assets of above accounts (millions)	$407.05	$420.55	$4,381.60

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$996.27

Peter Wilson

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	3	11
Total assets of above accounts (millions)	$273.53	$420.55	$4,381.60

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$996.27

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	14
Total assets of above accounts (millions)	$2,899.89	$2,149.75	$1,389.54

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Lauren van Biljon

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	3	11
Total assets of above accounts (millions)	$293.04	$420.55	$4,381.60

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$996.27

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Fargo Asset Management (International), Limited

WFAM (International) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WFAM (International) has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Fargo Asset Management (International), Limited Compensation. WFAM (International) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WFAM (International) has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2019:

Christopher Y. Kauffman	none
Niklas Nordenfelt	none
Phil Susser	none
Alex Perrin	none
Michael Lee	none
Peter Wilson	none
Noah Wise	none
Lauren van Biljon	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2018 to 11/30/2018	91,007	11.71	91,007	5,778
12/1/2018 to 12/31/2018	0	0	0	5,778
1/1/2019 to 1/31/2019	246,431	11.57	246,431	2,898,718
2/1/2019 to 2/28/2019	0	0	0	2,898,718
3/1/2019 to 3/31/2019	99,595	12.16	99,595	2,799,123

4/1/2019 to 4/30/2019	389,422	12.27	389,422	2,409,701
5/1/2019 to 5/31/2019	0	0	0	2,409,701
6/1/2019 to 6/30/2019	0	0	0	2,409,701
7/1/2019 to 7/31/2019	0	0	0	2,409,701
8/1/2019 to 8/31/2019	27,085	12.21	27,085	2,382,616
9/1/2019 to 9/30/2019	115,375	12.27	115,375	2,267,241
10/1/2019 to 10/31/2019	0	0	0	2,267,241
Total	968,915	12.10	968,915	2,267,241

On November 9, 2018, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund was authorized to repurchase up to 10% of its outstanding shares in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 19, 2019

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 19, 2019